UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2017, Trilogy Metals Inc. (“Trilogy”) entered into an Option Agreement to Form Joint Venture (the “Agreement”) by and between Trilogy, NovaCopper US Inc. (“NovaCopper US”) and South32 Group Operations Pty Ltd (“South32”). The Agreement grants to South32 an option to form a 50/50 joint venture with respect to Trilogy’s Alaskan assets, known collectively as the Upper Kobuk Mineral Projects (“UKMP”), which includes the Arctic and Bornite Projects, the Exploration and Option to Lease Agreement with NANA Regional Corporation, Inc. (“NANA”), and the remainder of Trilogy’s state mining claims along the 100km volcanogenic massive sulphide belt (“UKMP Assets”).

Material Terms of the Agreement:

•	South32 may exercise its option at any time to form the 50/50 joint venture until the option expiration date.
•	At the time of the formation of the joint venture, NovaCopper US will contribute the UKMP Assets to the joint venture for its 50% interest in the joint venture.
•	The joint venture would be a newly created limited liability company (the “LLC”).
•	South32 must contribute a minimum of US$10 million each year, for a maximum of 3 years, to retain its rights under the Agreement.
•	Provided that specified exploration data and other information is provided to South32 by December 31 of each of 2017 and 2018, South32 will provide written notice to Trilogy:

o    No later than the end of the next January, of its intention (i) to fund a further tranche of a minimum of $10 million, or (i) to withdraw and not provide any further annual funding; and

o    No later than the end of the March 2018 or 2019, respectively, (i) of its option exercise, or (ii) its election not to exercise at that time.

•	The option must be exercised no later than January 31, 2020, unless the operator was unable to complete the prior year’s planned operations or incur the requisite level of qualifying expenditures; in which case the exercise date of the option may be extended pursuant to the terms of the Agreement.
•	If South32 does not (i) make its annual minimum payment, or exercise the option in lieu of making the annual minimum payment in 2018 or 2019, or (ii) exercise the option in the third year prior to the option’s expiration, the Agreement terminates.
•	In order to exercise its option to form the joint venture, South32 must contribute (i) a minimum of US$150 million, plus (ii) any amounts Trilogy spends at the Arctic Project over the next three years up to US$5 million per year, less (iii) an amount of the annual contributions noted above, plus (iv) US$5 million if the option is exercised between April 1, 2018 and March 31, 2019, or US$10 million if the option is exercised between April 1, 2019 and the expiration date of the option.
•	The Agreement contains representation and warranties by Trilogy as well as warranties regarding ongoing operations prior to the formation of the joint venture.
•	Trilogy continues to be the operator of the UKMP assets until the option is exercised or the Agreement terminates.
•	Following formation of the LLC, once the full amount of the subscription payment is expended, the parties will contribute funding pro rata, as contemplated by the operating agreement which will govern the LLC (the “LLC Agreement”).
•	The LLC Agreement anticipates a General Manager, Chief Financial Officer and Chief Operating and Technical Officer to be appointed by the LLC’s Board, which will have equal representation from Trilogy and South32.

South32’s initial funding of $10 million in 2017 will be used for exploration at the Bornite Project during the 2017 field season to test the extension of high-grade copper at the Bornite deposit. Trilogy estimates that the Subscription Price will fund the Arctic and Bornite Projects through feasibility and the permitting of the first mine to be developed in the Ambler mining district.

Cautionary Note Regarding Forward-Looking Statements

This document includes certain "forward-looking information” and "forward-looking statements” (collectively "forward-looking statements”) within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, statements relating to planned expenditures and the anticipated activity at the UKMP Projects, activities relating to  the potential formation of a joint venture upon exercise of the option and the anticipated expenditures relating to the Arctic and Bornite Projects through feasibility and the permitting of the first mine, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects”, "anticipates”, "believes”, "intends”, "estimates”, "potential”, "possible”, and similar expressions, or statements that events, conditions, or results "will”, "may”, "could”, or "should” occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; exploration plans and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for cooperation of government agencies and native groups in the development and operation of properties as well as the construction of the access road; the need to obtain permits and governmental approvals; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, metal grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the year ended November 30, 2016 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trilogy Metals INC.

Dated: April 13, 2017	By:	/s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer